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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 12, 2004


                             SENTIGEN HOLDING CORP.
             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                             0-18700                            13-3570672
------------------------------------  ----------------------------------  ----------------------------------
  (State or Other Jurisdiction of          (Commission File Number)        (I.R.S. Employer Identification
   Incorporation or Organization)                                                      Number)



580 Marshall Street, Phillipsburg, New Jersey                      08865
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   (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:       (908) 387-1673
                                                     ---------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 12, 2004, Sentigen Holding Corp. reported its financial results for the quarter ended September 30, 2004. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

     This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Act of 1934, as amended ("the Exchange Act"), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

         99.1 Press Release dated November 12, 2004


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: November 15, 2004

         SENTIGEN HOLDING CORP.

         /s/ Fredrick B. Rolff
         -------------------------------
         Chief Financial Officer
         (Principal Accounting and Financial Officer)




                                  EXHIBIT INDEX

     99.1  Sentigen Holding Corp. press release, dated November 12, 2004.














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